SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C, 20549


                                 FORM S-K

                            CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):September 6, 1996


               ART'S-WAY MANUFACTURING CO., INC.
      (Exact name of registrant as specified in its charter)



            Delaware	           0-5131         42-0920725
  (State or other jurisdiction    (Commission    (IRS Employer
        of incorporation)	   File No.)       I.D. No.)



   Highway 9 West, Armstrong, Iowa                  50514
(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (712)864-3131

                         Not Applicable

(Former name or address, if changed since last report)






                     FORM 8-K CURRENT REPORT
Item 2. Acquisition or Disposition of Assets

 (a) On approximately September 6, 1996, the Registrant completed the initial steps toward acquisition of certain assets. This acquisition, which was reported in Registrant's Form 10-K Annual Report for the year ended May 31, 1996, involved the acquisition of certain inventories and production tooling for agricultural equipment. The purchase price, some of which is payable on a formula basis in installments through October
     1, 1997, consists of approximately $650,000 in cash plus 145,000 shares of Registrant's Common Stock. The purchase price was arrived at through negotiation between Registrant and the Seller, J. Ward McConnell, Jr. (Including entities controlled by Mr. McConnell). Mr. McConnell has now been elected to Registrant's Board of Directors. The principal source of cash funds to complete the acquisition is industrial development loans from the State of Iowa and certain municipalities in the amount of $750,000.

 (b) Substantially all of the assets acquired constituted physical property consisting of agricultural equipment inventories and production tooling.

Item 7. 	Financial Statements and Exhibits

	Exhibit:

		Asset Purchase Agreement

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and thereunto duly authorized.

                               ART'S-WAY MANUFACTURING CO., INC.





                               By:	/s/ William T. Green
Dated: September 19, 1996          William T. Green, Secretary




TABLE OF CONTENTS
                                                   Page

                         ARTICLE I
Purchase and Sale of Assets; Assumption of
      No Liabilities

1.1	Agreement to Purchase and Sell	             1
1.2	Enumeration of Purchased Assets	             1
1.3	Excluded Assets 	                     2
1.4	No Assumption of Liabilities	             2

		        ARTICLE II
Purchase Price; Delivery of Purchased Assets;
	Manner of Payment and Closing

2.1	Purchase Price	                             2
2.2	Delivery of Purchased Assets	             3
2.3	Manner of Payment  :	                     3
2.4	Time and Place of Initial Closing            3
2.5	Initial Closing Documents	             3
2.6	Allocation of Purchase Pr@ce	             3

		      ARTICLE III
		Representations and warranties

3.1	Purchaser's Representations and Warranties   4
3.2	Seller's Representations and Warranties      4

                       ARTICLE IV
                    Interim Operations

4.1    	General                                      7
4.2  	1996 Production                              8

                        ARTICLE V
                   Conditions to Closing

5.1     Conditions to Seller's Obligations	     8
5.2     Conditions to Purchaser's Obligations	     9
5.3     Casualty; Failure to Deliver	             9

	                   ARTICLE VI
	            Post-Closing Agreements

6.1     Post-Closing Agreements	                     10
6.2     Inspection of Records	                     10
6.3     Use of Trademarks; References to Seller	     10
6.4     Product Warranties	                     10
6.5     Covenant to Maintain Logan Business	     11
6.6     Disclosure of Confidential Information	     11
6.7     Injunctive Relief	                     11
6.8     Board Representation	                     12
6.9     Further Assurances	                     12




			                              Page

		        ARTICLE VII
		      Indemnification

7.1	General	                                      12
7.2	Indemnification Obligations of Seller	      12
7.3	Limitations on Seller's Indemnification
           Obligation                                 13
7.4	Indemnification	Obligations of Purchaser      13

			ARTICLE VIII
			Miscellaneous

8.1	Publicity		                      14
8.2	Notices		                              14
8.3	Expenses		                      14
8.4	Entire Agreement		              15
8.5	Survival; Non-Waiver	                      15
8.6	Applicable Law	                              15
8.7	Binding Effect; Benefit 	              15
8.8	Arbitration	                              15
8.9	Assignability	                              15
8.10	Amendments	                              16
8.11	Headings	                              16
8.12	Successor in Interest	                      16
8.13	Execution	                              16

Exhibit	A  -  Purchased Assets
Exhibit	B  -  Calculation of Cash Portion of Purchase Price
Exhibit	C  -  Promissory note
Exhibit	D  -  Delivery Dates
Exhibit	E  -  Investment Letter
Exhibit	F  -  Allocation of Purchase Price
Exhibit	G  -  Disclosure Schedule
Exhibit	H  -  Opinions of Counsel




                     ASSET PURCHASE AGREEMENT


THIS AGREEMENT is made as of August 30, 1996 between J. Ward
McConnell, Jr. ("McConnell") , Logan Harvesters, Inc., an Idaho corporation ("Logan" or "Seller") and Art's-Way Manufacturing
Co., Inc., a Delaware corporation ("Purchaser").


                         R E C I T A L S

  A. Seller is in the business of manufacturing and distributing potato farming equipment comprising the "Logan" product line. The business of Seller as described above is referred to herein as the "Business". McConnell, directly or indirectly, is the sole shareholder of Logan.

  B. Seller desires to sell to Purchaser certain designated assets and inventories and related property rights, as more particularly identified in Section 1.2 hereof and Exhibits A-1 and A-2 hereto (collectively, the "Purchased Assets,'); and Purchaser desires to purchase the Purchased Assets, all on the terms and subject to the conditions contained in this Agreement.

                      A G R E E M E N T S

Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                        ARTICLE I
Purchase and Sale of Assets; Assumption of No Liabilities

    1.1	Agreement to Purchase and Sell.  On the terms and subject
to the conditions contained in this Agreement, Purchaser agrees to purchase from Seller and Seller agrees to sell to Purchaser,all of the Purchased Assets. The Purchased Assets shall be sold to Purchaser free and clear of any liens, title claims, encumbrances or security interests.

    1.2	Enumeration of Purchased Assets.  The Purchased Assets
include, without limitation, the following items:

    (a)	All equipment, fixtures, tools, dies, bills of material,
    engineering development information, Intellectual Property
    (as defined in Section 3.2(p)) and all computer software and electronic data of every kind, if any,which is owned by Seller and which is used or useful in the production of the Logan product line of potato equipment, as more fully described, and located as indicated, on Exhibit A-1 hereto (the "Production Assets"); and,


    (b)	Subject to the terms of ' Exhibit B, those items of raw
    materials, finished goods, goods in process, components, service parts, spare or replacement parts more fully described on Exhibit A-2 hereto (the "Inventory") and which are owned by Seller as of the Delivery Dates shown on Exhibit D.

    1.3	Excluded Assets. Notwithstanding Sections 1.1 and 1.2, the
    Purchased Assets shall not include the following assets of Seller (the "Excluded Assets,,):

    (a)	Cash and cash equivalents, including investments, accounts
    receivable, loans, notes and prepaid expenses, except for amounts representing customer credits or deposits to which Purchaser is entitled under Section 4.2; and

    (b)	Real estate, leasehold interests, leasehold improvements,
    office furniture and fixtures; and

    (c) Assets not related to the Logan product line of potato equipment;

    (d)	All other items of Seller's equipment, inventories and
    other property not listed or described in Exhibit A-1 or A-2; and

    (e)	Computer hardware.

    1.4	No Assumption of Liabilities.

    (a)	Except as otherwise set forth in this Agreement, Purchaser
    shall not assume any of the liabilities or obligations of Seller or McConnell. Seller shall remain fully responsible and shall pay and discharge when due all of the liabilities and obligations of the Business.

    (b)	Seller acknowledges that Purchaser shall not be obligated
    to hire any employees of Seller who are currently or previously have been employed in connection with the operation of the Business.

                            ARTICLE II

              Purchase Price; DeliverV of Purchased Assets;
                     Manner of Payment and Closing

    2.1 Purchase Price. The purchase price (the "Purchase Price") of the Purchased Assets shall consist of:

    (a)	145,000 shares of Purchaser's Common Stock, (the "Stock");
        and

    (b)	Cash in an amount calculated in accordance with the
	terms set forth in Exhibit B hereto (the "Cash") , of which $250,000 shall be paid at the Initial Closing described below and the balance shall be evidenced by Purchaser's Promissory Note (the "Note") in form and substance as Exhibit C attached hereto and incorporated herein by reference.

    2.2	Delivery of Purchased Assets.  The Purchased Assets shall
    be delivered to Purchaser on or before the respective dates specified in Exhibit D hereto (each a "Delivery Date"). Risk of loss shall pass from Seller to Purchaser upon the transfer of such assets to a common carrier for delivery to Purchaser in Armstrong, Iowa. Purchaser shall pay all transportation costs. Seller shall arrange for transportation and notify Purchaser of the Delivery date.

    2.3	Manner of Payment.

    (a)	At the Initial Closing hereinafter identified, and upon
    fulfillment of all required closing conditions specified in
    Article V hereof, Purchaser shall execute and/or deliver to Seller, upon delivery of all required instruments of transfer or other Ancillary Documents, as defined herein:

          (i) A certified or cashier's check or bank wire transfer in the amount of $250,000;

          (ii)	The Note

    (b)	On or before September 3, 1996 Purchaser shall deliver
    to Seller one or more certificates representing the Stock, registered in the name of McConnell, provided Seller and McConnell shall have executed and delivered to Purchaser an Investment Letter of substantially the form and content as Exhibit E hereto. Issuance and delivery of the stock shall not be subject to any conditions or provisions of this Agreement other than the execution and delivery of certain documents at closing, including exhibits.

    2.4	Time and Place of Initial Closing.The initial transactions
    contemplated by this Agreement shall be consummated (the "Initial Closing") concurrent with the execution hereof at the offices of Cline, Williams, Wright, Johnson &: oldfather, one Pacific Place, Suite 720, Omaha, NE 68124, by such means, including exchange of facsimile signatures, as the parties shall jointly determine. The date on which the Initial Closing occurs in accordance with the preceding sentence is referred to in this Agreement as the "Initial Closing Date".The Initial Closing shall be deemed to be effective as of 11:59 p.m. at Omaha, Nebraska on the Initial Closing Date.

    2.5	Initial Closing Documents.  At the Initial Closing, the
    parties shall execute and/or deliver the following:

         (a)	This Agreement, including all Exhibits thereto;
         (b) 	The Note;
         (c)	A Bill of Sale;

         (d)	Resolutions of the respective Boards of Directors
                of Purchaser and Seller,certified by their
                respective Secretaries;
         (e)	Opinions of Counsel for Purchaser and Seller,
                respectively; and
         (f)	Such other certifications and documents as the
                parties shall mutually determine.

All documents to be delivered by a party shall be in form and substance reasonably satisfactory to the other party.

    2.6	Allocation of Purchase Price.  The Purchase Price shall be
    allocated among the Purchased Assets in the manner required by
    Section 1060 of the Internal Revenue Code of 1986, as amended, and, unless the parties shall mutually agree otherwise, in accordance with Exhibit F hereto. The parties agree that the sum allocated to production tooling shall be $250,000 plus the fair market value of the Stock on the Initial Closing Date and $400,000 shall be allocated to inventories, subject to adjustments arising from the final calculations pursuant to Exhibit B.

                              ARTICLE III

                       Representations and Warranties

    3.1	Purchaser's Representations and Warranties.  Purchaser
    represents and warrants to Seller that:

    (a)	Purchaser is a corporation duly organized, existing and
    in good standing, under the laws of the State of Delaware.

    (b)	Purchaser has full corporate power and authority to enter
    into and perform this Agreement and to execute all documents and instruments to be executed by Purchaser pursuant to this Agreement including, but not limited to, the Note and the Stock, (collectively, "Purchaser's AncillarV Documents"). This Agreement has been, and Purchaser's Ancillary Documents will be, duly executed and delivered by duly authorized officers of Purchaser.

    (c)	Neither the execution and delivery of this Agreement
    and Purchaser's Ancillary Documents by Purchaser, nor the consummation by Purchaser of the transactions contemplated hereby, will conflict with or result in a breach of any of the terms, conditions or provisions of Purchaser's Articles of Incorporation or By-laws, or any agreement to which Purchaser is a party, or of any statute or administrative regulation, or of any order, writ, injunction, judgment or decree of any court or any governmental authority or of any arbitration award.

    (d)	The issuance of the Stock has been duly authorized and
    when issued and delivered pursuant to this Agreement, will constitute legally issued outstanding shares of Purchaser's common stock.

    (e)	Neither Purchaser, nor any of its Affiliates, has dealt
    with any person or entity who is or may be entitled to a broker's commission, finder's fee, investment banker's fee or similar payment for arranging the transactions contemplated hereby or introducing the parties to each other. As used herein, an Affiliate is any person or entity which controls, is controlled by or is under common control with another person or entity.

    (f)	All consents and approvals necessary for Purchaser to
    enter into and consummate this transaction have been obtained from all third parties.

    3.2	Seller's Representations and Warranties. Seller represents
    and warrants to Purchaser that, except as set forth in Exhibit G attached hereto and identified as the "Disclosure
    Schedule":

    (a)	McConnell is the sole shareholder of Seller.

    (b)	Seller is a corporation duly organized, existing and in
    good standing, under the laws of the State of Idaho and has all necessary corporate power and authority to conduct the Business as the Business is now being conducted.

    (c)	Seller has full power and authority to enter into and
    perform this Agreement and all documents and instruments to be executed by Seller pursuant to this Agreement (collectively, "Seller's Ancillary Documents"). This Agreement has been, and Seller's Ancillary Documents will be, duly executed and delivered by duly authorized officers of Seller.

    (d)	To the best of Seller's knowledge, no consent,
    authorization, order or approval of, or filing or registration with, any governmental authority or other person is required for the execution and delivery of this Agreement and Seller's Ancillary Documents and the consummation by Seller of the transactions contemplated by this Agreement and Seller's Ancillary Documents.

    (e)	Neither the execution and delivery of this Agreement and
    Seller's Ancillary Documents by Seller, nor the consummation by Seller of the transactions contemplated hereby, will conflict with or result in a breach of any of the terms, conditions or provisions of Seller's Articles of Incorporation or By-laws, or any agreement to which Seller is a party, or of any statute or administrative regulation, or of any order, writ, injunction, judgment or decree of any court or any governmental authority or of any arbitration award.

    (f) Seller's books, accounts and records are, and have been, maintained in Seller's usual, regular and ordinary manner, in accordance with Generally Accepted Accounting Principals ("GAAP'l) and all transactions with respect to the Purchased Assets are properly reflected therein. For purposes of Inventory valuation as set forth on Exhibit B, Seller reflects the costs of Inventory on its books as material costs plus labor and overhead at $35.00 per hour.

    (g)	Seller has good and marketable title to, and the corporate
    power to sell, the Purchased Assets, free and clear of any liens, claims, encumbrances and security interests, except for liens for non-delinquent taxes. No unreleased mortgage, trust deed, chattel mortgage, security agreement, financing statement or other instrument encumbering any of the Purchased Assets has been recorded, filed, executed or delivered.

    (h)	Section 3.2(i) of the Disclosure Schedule (Exhibit G)
    contains a true and correct list and description (including coverages, deductibles and expiration dates) of all insurance policies which are owned by Seller or which name Seller as an insured and which pertain to the Purchased Assets, including, without limitation, all general liability and product liability insurance policies. All such insurance policies are in full force and effect, and Seller has not received notice of termination or non-renewal of any such insurance policies.

    (i)	Seller has not suffered or been threatened with any
    material adverse change in the normal course of Seller's business, operations, assets (including the Purchased Assets), liabilities, or prospects of the Business, including, without limiting the generality of the foregoing, any material adverse change in, or loss of, any relationship between Seller and any of its customers or suppliers.

    (j)	Seller is not a party to, or bound by, any unexpired,
    undischarged or unsatisfied written or,to the best of Seller's knowledge, oral contract, agreement, indenture, mortgage, debenture, note or other instrument under the terms of which performance by Seller according to the terms of this Agreement will be a default or an event of acceleration, or whereby timely performance by Seller according to the terms of this Agreement may be prohibited, prevented or delayed.

    (k)	Attached to Section 3.2(m) of the Disclosure Schedule
    (Exhibit G) is a copy of every license, permit, registration and governmental approval, agreement and consent applied for, pending by, issued or given to Seller and used in connection with the Purchased Assets.

    (1)	All Inventory constituting a part of the Purchased Assets
     consists of items of a quality useable and saleable in the normal course of Seller's business. Such Inventory is free from defects in materials and/or workmanship.

    (m)	There is no litigation or proceeding, at law or in equity,
    and there are no proceedings or governmental investigations before any commission or other administrative authority, pending, or, to the best of Seller's knowledge, threatened, against Seller or its Affiliates which relate to the consummation of the transactions contemplated hereby, or the use of the Purchased Assets (whether used by Purchaser after the appropriate Delivery Date or by Seller prior thereto).

    (n)	There are no claims pending or, to the best of Seller's
    knowledge, anticipated or threatened against Seller with respect to the quality of or absence of defects in products or services which Seller has sold or performed.

    (o)	Seller is not a party to, or bound by, any decree, order
    or arbitration award (or agreement entered into in any administrative, judicial or arbitration proceeding with any governmental authority) with respect to the Purchased Assets.

    (p)	With respect to the "Logan" product line, all (i)
    trademarks, slogans, trade names, and the like (collectively with the associated goodwill of each, if any, "Trademarks"), together with information regarding all registrations and pending applications to register any such rights; (ii) common law Trademarks, if any; (iii) proprietary formulations, manufacturing methods, know-how and trade secrets, if any, which are material; (iv) patents on and pending applications to patent any technology or design, if any; (v) registrations of and applications to register copyrights, if any; and (vi) Trademarks, patents, copyrights, unpatented formulations, manufacturing methods and other know-how, whether to or by Seller, if any, (referred to herein collectively as the "Intellectual Property"), are identified in Exhibit A-1.

    (q)	(i) With respect to such Intellectual Property, if any,
    Seller is the owner of or duly licensed to use each Trademark and its associated goodwill; (ii) each Trademark registration exists and has been maintained in good standing; (iii) each patent and application included in the Intellectual Property exists, is owned by or licensed to Seller, and has been maintained in good standing; (iv) each copyright registration exists and is owned by Seller; (v) to the best of Seller's knowledge, no other firm, corporation, association or person claims the right to use in connection with similar or closely related goods any mark which is identical or confusingly similar to any of the Trademarks; (vi) Seller has no knowledge of any claim, and have no reason to believe that any third party asserts ownership rights to any of the Intellectual Property; (vii) Seller has no knowledge of any claim and have no reason to believe that Seller's use of any

    Intellectual Property infringes any right of any third party;
    and (viii) Seller and McConnell have no knowledge or any reason to believe that any third party is infringing any of Seller's rights in any of the Intellectual Property.

    (r)	To the best of Seller's knowledge, the representations and
    warranties of Seller in this Agreement do not omit to state a material fact necessary in order to make the representations, warranties or statements contained herein not misleading.

    (s)	To the best of Seller Is knowledge, the copies of all
    documents furnished by Seller to Purchaser pursuant to the terms of this Agreement or otherwise are complete and accurate.

    (t)	Neither Seller, McConnell, nor any of their respective
    Affiliates, has dealt with any person or entity who is or may be entitled to a broker's commission, finder's fee, investment banker's fee or similar payment for arranging the transaction contemplated hereblr'or introducing the parties to each other.

                                 ARTICLE IV

                            Interim Operations

    4.1	General.  Between the date hereof and the final Delivery
    Date specified on Exhibit D:

    (a)Seller shall give Purchaser reasonable access during normal business hours to all of the properties, books, contracts, documents and records which relate to the Purchased Assets and shall furnish to Purchaser such information as Purchaser may from time to time reasonably request.

    (b)	No party shall intentionally perform any act which if
    performed, or omit to perform any act which, if omitted to be performed, would prevent or excuse the performance of this Agreement by such party.

    4.2	1996 Production.The Purchaser acknowledges that the Seller
    will produce 75 bulk beds, all windrowers and all harvesters for the 1996 season. In that regard, following the Initial Closing, the Purchaser acknowledges that the Seller will use certain assets listed on Exhibit A-1 and A-2 with respect to meeting these 1996 production standards. Purchaser further acknowledges that the Seller has scheduled an additional thirtyfive (35) bulk beds for the 1996 production season (hereinafter the "additional bulk beds") . At Purchaser's request, Seller has ordered certain inventory necessary for the production of the additional bulk beds and Purchaser hereby agrees to pay to Seller the invoice cost of all inventory ordered by Seller for the additional bulk beds within five (5) days upon receipt by Purchaser of the Inventory in Armstrong, Iowa provided such payment by Purchaser shall be net of any customer credits or deposits relative thereto. Risk of loss shall pass from Seller to Purchaser upon the transfer of such assets to a common carrier for delivery to Purchaser in Armstrong, Iowa. Purchaser shall pay all transportation costs. Purchaser further acknowledges and agrees that its production forthe fulfillment of additional bulk beds shall not go towards or be a part of any Initial Production Run as described and set out on Exhibit B to this Agreement. Further, Purchaser acknowledges and agrees that Seller shall have no responsibility under any section, paragraph or provision of this Agreement with respect to Purchaser's production of the additional bulk beds for the 1996 season. Purchaser further acknowledges and agrees that Seller shall have no obligation to deliver any assets listed on Exhibit A-1 and A-2 necessary for Seller to produce and fulfill its 1996 production obligations as described in this Article until October 15, 1996. The Inventory used by Purchaser for the additional bulk beds shall not constitute part of the Inventory for purposes of Exhibit B, it being expressly understood that the additional bulk bed Inventory shall be paid for pursuant to this Section 4.2 and not pursuant to Exhibit B.


                          ARTICLE V

                   Conditions to Closing

   5.1	Conditions to Seller's Obligations.  The obligation of
   Seller to consummate the transactions contemplated hereby is subject to the fulfillment of all of the following conditions on or prior to the Initial Closing Date:

   (a)	All obligations of Purchaser to be performed hereunder
   through, and including on, the Initial Closing Date shall have been performed.

   (b)	No suit, proceeding or investigation shall have been
   commenced or threatened by any governmental authority or private person on any grounds to restrain, enjoin or hinder, or to seek material damages on account of, the consummation of the transactions contemplated hereby.

   (c)	Purchaser shall have made the deliveries specified
   in Section 2.3(a)(i) and (ii).

   (d)	Purchaser shall have delivered corporate resolutions,
   certified by the Secretary of Purchaser, authorizing the transactions contemplated by this Agreement, including issuance of the Stock.

   (e)	Purchaser shall have delivered a certificate of good
   standing from the State of Delaware.

   (f)	Purchaser shall have delivered to Seller the written
   opinion of Cline, Williams, Wright, Johnson & Oldfather, counsel to

    Purchaser, dated as of the Initial Closing Date, in substantially the form as Exhibit H-1 attached hereto.

    5.2	Conditions to Purchaser, s Obligations.  The obligation
    of Purchaser to consummate the transactions contemplated hereby is subject to the fulfillment of all of the following conditions on or prior to the Initial Closing Date:

    (a)	All obligations of Seller to be performed hereunder
    through, and including on, the Initial Closing Date shall have been performed.

    (b)	(Intentionally omitted]

    (c)	No suit, proceeding or investigation shall have been
    commenced or threatened by any governmental authority or private person on any grounds to restrain, enjoin or hinder, or to seek material damages on account of, the consummation of the transactions contemplated hereby.

    (d)	This Agreement, including the issuance of the Stock
    and Delivery of the Note, shall have been approved by the Board of Directors of Purchaser, as evidenced by the resolutions identified in Section 5.1(d) above.

    (e)	Seller and McConnell shall have delivered a Bill of
    Sale transferring the Purchased Assets to Purchaser free and clear of all liens and encumbrances and Seller and McConnell shall have delivered the Investment Letter set forth in Exhibit E.

    (f)	Seller shall have delivered to Purchaser the written
    opinion of White & Allen, P.A., counsel to Seller, dated as of the Initial Closing Date, in substantially the form of Exhibit H-2 attached hereto.

    5.3	Casualty; Failure to Deliver.  If prior to any Delivery
    Date, any damage to or loss of any of the Purchased Assets listed on Exhibit A-1 not yet delivered to Purchaser occurs due to fire, flood, riot, theft, Act of God or other casualty, or if Seller shall fail to deliver any of the Purchased Assets listed on Exhibit A-1 on the appropriate Delivery Date, the Purchase Price, and the corresponding Payments required on the Note shall be reduced by an amount equal to the reasonably estimated total cost necessary to repair or replace such Purchased Assets or, alternatively, Purchaser shall receive such insurance proceeds for those Purchased Assets damaged or destroyed as may be payable from any insurance coverage on the damaged or destroyed assets not to exceed the cost of repair or replacement.

                             ARTICLE VI

                        Post-Closing Agreements

    6.1	 Post-Closing Agreements.  From and af ter the Initial
    Closing, the parties shall have the respective rights and obligations which are set forth in the remainder of this
    Article VI.

    6.2	Inspection of Records.  Seller shall retain and make
    available to Purchaser for inspection its books and records relating to the Purchased Assets (including work papers in the possession of its respective accountants) for reasonable business purposes at all reasonable times during normal business hours until the final Payment Date.
    As used in this Section 6.2. the right of inspection includes the right to make extracts or copies.

    6.3	Use of Trademarks; References to Seller.  Subject to the
    provisions of Section 4.2, Seller shall cease to use (except with Purchaser's consent) and shall not license or permit any third party to use the name "Logan" or any name, slogan, logo or trademark which is similar or deceptively similar to any of the Trademarks.

    6.4	Product Warranties.  Seller shall be responsible for
    accepting and handling product returns or warranty claims for finished goods manufactured by Seller after March 1, 1996 through the 1996 production season which finished goods are sold to third parties, excluding Purchaser. Seller's responsibility hereunder shall expire at the close of business on January 31, 1997. Seller understands that Purchaser may inform dealers and users that Seller's responsibility hereunder expires at such time.

    6.5	Covenant to Maintain Logan Business.  Seller and Purchaser
    agree that, from and after the execution of this Agreement:

    (a)	The parties will conduct their affairs in such a manner
    as will not cause detriment to the "Logan" brand nor to the business formerly conducted under, and to be conducted in the future under such "Logan" brand.

    (b)	Seller will use its best efforts to cause all former
    or prospective Logan customers to be directed to Purchaser and all sales orders for the 35 additional bulk beds described in Section 4.2 and sales orders subsequent to the 1996 sales season for Logan products to be delivered to Purchaser.

    (c)	Seller covenants that for a period of one year from the
    Initial Closing Date, or during the period of any arbitration proceeding commenced under Section 8.8 within one year after the Initial Closing Date, Seller will maintain its corporate existence and will not sell, assign, transfer, hypothecate or otherwise encumber the Note, provided this covenant shall not restrict the disposition by Seller of amounts paid to Seller under the Note, including payments by Seller to a shareholder.

    6.6	Disclosure of Confidential Information.  As a further
    inducement for Purchaser to enter into this Agreement, Seller and McConnell agree that from and after the execution of this Agreement, and subject to Article IV, they shall hold in confidence and shall not without the prior written consent of Purchaser, use for their benefit or the benefit of any third party or disclose to any person or f irm any Confidential Information (as herein def ined) regarding the Logan product line. "Confidential Information" means all information, and all documents and other tangible items which record information, which is protectible as a trade secret under applicable law, including, without limitation: (a) product development and marketing plans;
    (b) unpublished drawings, manuals, know-how, production techniques, proprietary formulas, research in progress, and the like; (c) proprietary software and business records. The preceding portions of this Section 6.6 shall not apply to (x) information which was in the public domain or independently received from a third party with a right to disclose such information, or (y) to the extent that disclosure is required by law.

    6.7	Injunctive Relief.  Seller specifically recognizes
    that any breach of Sections 6.5 and 6.6 will cause irreparable injury to Purchaser and that actual damages may be difficult to ascertain, and in any event, may be inadequate. Accordingly (and without limiting the availability of legal or equitable, including injunctive, remedies under any other provisions of this Agreement) , Seller agrees that in the event of any such breach, Purchaser shall be entitled to injunctive relief in addition to such other legal and equitable remedies that may be available.

    6.8	Board Representation.  On or before September 3, 1996,
    Purchaser will cause McConnell to be appointed to Purchaser's
    Board of Directors and will present McConnell as a management-endorsed nominee for election by the shareholders at the next annual meeting.

    6.9	Further Assurances.  The parties shall execute such
    further documents, and perform such other acts, as may be necessary to transfer, convey or assign the Purchased Assets to Purchaser, on the terms herein contained, and to otherwise comply with the terms of this Agreement and consummate the transactions contemplated hereby.

                              ARTICLE VII

                            Indemnification

    7.1	General.  From and after the Initial Closing, the parties
    shall indemnify each other as provided in this Article VII. As used in this Agreement, the term "Damages" shall mean all liabilities, claims, causes of action, legal proceedings or investigations, losses, fines, penalties, judgements, costs and expenses, including, without limitation:
    (i) reasonable attorneys', accountants', investigators', and experts' fees and expenses, sustained or incurred in connection with the defense or investigation of any such claim and (ii) costs and expenses reasonably incurred to bring the Purchased Assets into compliance with Environmental Laws.

    7.2	Indemnification obligations of Seller.  Subject to
    Section 7.3 hereof, Seller shall defend, indemnify, save and keep harmless Purchaser and its successors and permitted assigns against and from all Damages sustained or incurred by virtue of:

    (a)	any inaccuracy in or breach of any representation
    and warranty in this Agreement or in any of Seller's Ancillary Documents delivered to Purchaser in connection with this Agreement; provided, that any matter arising out of a product liability claim by a third party shall be subject to the terms and limitations of Section 7.2(d) below.

    (b)	any breach by either of them, or failure by either of
    them to comply with, any of their respective covenants or obligations under this Agreement (including, without limitation, the obligations under this Article VII);

    (c)	the failure to discharge when due any liability or
    obligation of Seller set forth in Section 1.4 hereof; or

    (d)	any product liability claims by parties other than
    Purchaser to the extent caused solely by acts or omissions of Seller, including, without limitation, claims for Damages which arise by virtue of Seller's ownership of any of the Purchased Assets on or prior to the appropriate Delivery Date for the Purchased Assets in question, provided that if Seller shall forthwith obtain product liability insurance coverage against product liability claims in the aggregate amount of at least $500,000 then Seller's obligation to provide indemnification under this Section 7.2(d) shall be limited to the amount, payable under such insurance, plus the amount of the deductible, if any.

    7.3	Limitations on Seller's Indemnification Obligation.
    Purchaser shall not be entitled to indemnification under
    Section 7.2(a) unless a claim for Damages has been asserted by written notice specifying the details of the alleged misrepresentation or breach of warranty delivered to Seller on or prior to the expiration of the applicable statute of limitations period.

    7.4	Indemnification Obligations of Purchaser.  Purchaser
    shall defend, indemnify, save and keep harmless Seller against and from all Damages sustained or incurred by either of them resulting from or arising out of or by virtue of:

    (a) any inaccuracy in or breach of any representation and warranty made by Purchaser in this Agreement or in any of Purchaser's Ancillary Documents delivered to Seller in connection with this Agreement;

    (b)	any breach by Purchaser of, or failure by Purchaser
    to comply with, any of its covenants or obligations under this Agreement (including, without limitation, its obligations under this Article VII); or

    (c)	any claims by third parties to the extent caused
    solely by the acts or omissions of Purchaser after the Initial Closing Date and not constituting a liability of Seller, including, without limitation, claims for Damages which arise solely out of Purchaser's use of any of the Purchased Assets after the appropriate
    Delivery Date for the Purchased Assets in question.

                            ARTICLE VIII

                            Miscellaneous

    8.1	Publicity.  Except as otherwise required by law,
    press releases concerning this transaction shall be made only with the prior agreement of the Seller and Purchaser. Seller and McConnell acknowledge that Purchaser is publicly owned and must comply with disclosure requirements under the Federal securities laws.

    8.2	Notices.  All notices required or permitted to
    be given hereunder shall be in writing and may be delivered by hand, by facsimile, by nationally recognized private courier, or by United States mail. Notices delivered by mail shall be deemed given three (3) business days after being deposited in the United States mail, postage prepaid, registered or certified mail. Notices delivered by hand by facsimile, or by nationally recognized private carrier shall be deemed given on the first business day following receipt; provided, however, that a notice delivered by facsimile shall only be ef f ective if such notice is also delivered by hand, or deposited in the United States mail, postage prepaid, registered or certified mail, on or before two (2) business days after its delivery by facsimile. All notices shall be addressed as follows:

            If to Seller or McConnell
            Addressed to:

            J. Ward McConnell, Jr.
            McConnell Acquisitions, Inc.
            P.O. Box 6246
            Kinston, N.C. 28501



                                  -1 4 -



           If to Purchaser
           Addressed to:

           J. David Pitt, President
           Art's-Way Manufacturing Co., Inc.
           P.O. Box 288
           Armstrong, Iowa 50514-0288

    and/or to such other respective addresses and/or addressees as may be designated by notice given in accordance with the provisions of this Section 8.2.

    8.3	Expenses.  Except as otherwise provided herein, each
    party hereto shall bear all fees and expenses incurred by such party in connection with, relating to or arising out of the execution, delivery and performance of this Agreement and the consummation of the transaction contemplated hereby, including, without limitation, attorneys,, accountants I and other professional fees and expenses.

    8.4	Entire Agreement.  This Ag-r@eement and the instruments
    to be delivered by the parties pursuant to the provisions hereof constitute the entire agreement between the parties. Each exhibit, including the Disclosure Schedule, shall be considered incorporated into this Agreement. Any amendments, or alternative or supplementary provisions to this Agreement, must be made in writing and duly executed by an authorized representative or agent of each of the parties hereto.

    8.5	Survival; Non-Waiver.  All representations and warranties
    shall survive the Closing, until one year thereafter, regardless of any investigation or lack of investigation by any of the parties hereto. The failure in any one or more instances of a party to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any rightor privilege in this Agreement conferred, or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, right or privileges, but the same shall continue and remain in full force and effects if no such forbearance or waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

    8.6	AP-plicable Law.  This Agreement shall be governed and
    controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of the State of Iowa applicable to contracts made in that State.

    8.7	Binding Effect; Benefit.  This Agreement shall inure to
    the benefit of and be binding upon the parties hereto, and their successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto, and their respective successors and permitted

                                     -1 5 -




    assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

    8.8	Arbitration.  If any dispute should arise under this
    Agreement, the parties agree to negotiate in good faith to resolve such dispute. After ten (10) days have elapsed after the receipt by one party of a notice of dispute, given in accordance with Section 8.2 hereof, either party may request arbitration of the dispute. In that event, the matter shall be submitted to arbitration pursuant to the commercial arbitration rules of the American Arbitration Association although the parties need not use the services or facilities of said Association unless such use is mutual agreeable. The arbitration panells decision in such matter shall be final and binding on all parties.

    8.9	Assignability.  This Agreement shall not be assignable
    by either party without the prior written consent of the other party, except that Purchaser may, subject to the terms and conditions of this Agreement, assign its rights under this Agreement to lenders for collateral security purposes.
    No such assignment shall relieve Purchaser of any of its liabilities-@under this Agreement.

    8.10 Amendments. This Agreement shall not be modified or amended except pursuant to an instrument in writing executed and delivered on behalf of each of the parties hereto.

    8.11 Headings. The headings contained in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

    8.12 Successor in Interest. The parties hereto acknowledge that Purchaser shall not be deemed to be the successor in interest to Seller or the Business.

    8.13  Execution.  The Agreement:

    (a) may be executed by each party hereto upon a separate copy in which event all of such copies shall constitute a single counterpart to this Agreement;

    (b)	shall become effective when each of the parties has
        signed the same or a separate copy hereof; and

    (c)	may be executed in two (2) or more counterparts in
        which event it shall not be necessary in making proof of this Agreement to produce or account for more than one
        (1) counterpart.

    IN WITNESS WHEREOF, the parties have executed this Agreement






                              -1 6 -




on the date first above written.

				MCCONNELL:

			      /s/ J. Ward McConnell, Jr.
                              J. Ward McConnel1, Jr.


	                        SELLER:

Attest:                       Logan Harvesters, Inc.
/s/ Linda McConnell           By:/s/ J. Ward McConnell, Jr.
      Secretary               Its:President
(Seal)

		              PURCHASER:

Attest:		            Art's-Way Manufacturing Co., Inc.


/s/ William Green           By:/s/ J. David Pitt
Secretary		    J. David Pitt, President

(Seal)

NORTH CAROLINA
		Ss.
Lenoir COUNTY

	I , Sadie M. Mitchell, certify   that Linda McConnell
personally came before me this day and acknowledged that she is the Secretary of Logan Harvesters, Inc., a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, sealed with its corporate seal, and attested by herself as its secretary.

 Witness my hand and notarial seal, this 30th day of August, 1996.

                                      /s/ Sadie M. Mitchell
		                       Notary Public

My commission expires 11-20-2000 on the date first above written.


                                     MCCONNELL:


                                  J. Ward McConnell, Jr.

                                    SELLER:

Attest:	                          Logan Harvesters, Inc.

                                  By:
Secretary	                  Its:

(Seal)

                                    PURCHASER:

Attest:                          Art's-Way Manufacturing Co., Inc.

/s/ William Green                By: /s/ J. David Pitt
  Secretary			 J. David Pitt, President

(Seal)


NORTH CAROLINA
	Ss.
COUNTY

I ___________________________certify   that ________________
personally came before me this day and acknowledged that
___   is the __________  Secretary of Logan Harvesters, Inc.,
a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, sealed with its corporate seal, and attested by ______self as its Secretary.

Witness my hand and notarial seal, this _ day of August, 1996.

Notary Public
My commission expires:
                                 -1 7



STATE OF IOWA
		Ss.
COUNTY OF Emmet

I ,Margaret Anderson, certify that William T. Green personally came before me this day and acknowledged that he is the Secretary of Art's-Way Manufacturing Co., Inc., a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, sealed with its corporate seal, and attested by himself as its Secretary.

Witness my hand and notarial seal, this 30th day of August, 1996.

                                          /s/ Margaret Anderson
                                                Notary Public
My commission expires:5/14/99